Exhibit 10.3

WARRANT HOLDER:	Name
Address

NUMBER OF WARRANT SHARES: ______

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

No. ____

Issuance Date: _______

NANOFLEX POWER CORPORATION

Common Stock Purchase Warrant

NanoFlex Power Corporation, a Florida corporation, for value received, hereby grants to the holder as indicated at the beginning of this Warrant, its successors and permitted assigns (collectively, the “Holder”), this right (the “Warrant”), subject to the terms set forth below, to purchase at the exercise price per share defined in Section 2.1 below (the “Exercise Price”), up to that number of Shares (defined below), subject to adjustment as herein provided (such total number of Shares that may be purchased hereunder being referred to herein as the “Warrant Shares”). This Warrant is offered to the Holder pursuant to a Note Subscription Agreement by and between the Holder and the Company, dated _______________ (the “Subscription Agreement”) in which the Holder subscribed to purchase Convertible Promissory Notes (each a “Note” and together the “Notes”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Subscription Agreement.

1. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

1.1. “Company” shall include NanoFlex Power Corporation, a Florida corporation, and, unless otherwise noted to the contrary, any company which shall succeed to, by merger, consolidation or similar arrangement of the Company’s and assume the obligations of NanoFlex Power Corporation hereunder.

1.2. “Other Securities” refers to any stock (other than the Shares) and other securities of the Company or any other person (corporate or otherwise) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares.

1.3. “Shares” means (a) the Company’s Common Stock, as authorized on the date of this Warrant and (b) if the class of securities described in (a) shall cease to be issued and outstanding, securities of the same class issued in exchange for or in respect of the securities described in (a) pursuant to a plan of merger, consolidation, recapitalization or reorganization, the sale of substantially all of the Company’s assets or a similar transaction.

2. Exercise of Warrant.

2.1. Exercise Price. The Warrant may be exercised, subject to the adjustments in Section 5 hereof, at the initial exercise price of $0.50 per Share (the “Exercise Price”).

2.2. Exercise Period. The Warrant may be exercised (the “Exercise Period”) at any time from the date of grant to and including the tenth anniversary of the Issuance Date (the “Expiration Date”).

2.3. Shares. The number of shares that the Holder is entitled to purchase under this warrant shall be ___________ shares.

2.4. Exercise in Full. Subject to the limitations stated above, this Warrant may be exercised in full at the option of the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office in the United States, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant may be exercised by the Exercise Price.

2.5. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 2.4 along with payment in the amount determined by multiplying (a) the number of Shares designated by the holder in the subscription at the end hereof by (b) the Exercise Price. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares for which such Warrant or Warrants may still be exercised.

2.6. Cashless Exercise. If at any time this Warrant is exercised following the one year anniversary of the date of issuance of this Warrant, but before the Expiration Date and on the Trading Day immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a registration statement (as defined covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder of this Warrant may also exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.

B = the Market Price on the Trading Day immediately preceding the date of the Exercise Notice.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

There cannot be a Cashless Exercise unless “B” exceeds “C.”

For the purpose of this Warrant, the term “Trading Day” means (x) if the Common Stock is not listed on the NYSE Euronext or NYSE AMEX but sale prices of the Common Stock are reported on Nasdaq Global Market, Nasdaq Global Select Market, Nasdaq Capital Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the NYSE Euronext or NYSE AMEX, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

3. Delivery of Share Certificates on Exercise.

3.1. As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise.

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4. Covenants as to Shares.

4.1. Issuance of Shares upon Exercise. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of its Shares to provide for the exercise of the rights represented by this Warrant.

4.2 Restrictions on Transfer. Holder represents to the company that it is acquiring the Warrants for its own investment account and without a view to the subsequent public distribution of the Warrants or Shares otherwise than pursuant to an effective registration statement under the Securities Act.

Each Warrant and each certificate for Shares issued to the Holder and any subsequent holder that have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, the holder of such Registrable Common Stock shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 4 upon the transferability of the Warrants or of Shares shall cease when:

(a) a registration statement covering such Shares becomes effective under the Securities Act, or

(b) the Company receives from the holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

5. Adjustment of Exercise Price and Number of Warrant Shares.

5.1. Reorganization, Consolidation or Merger. If at any time or from time to time, the Company shall (a) effect a plan of merger, consolidation, recapitalization or reorganization or similar transaction with a corporation (the “Acquiror”) whereby the shareholders of the Company will exchange their shares of the Company for the shares of the parent corporation of the Acquiror, or (b) transfer all or substantially all of its properties or assets to any other person, under any plan or arrangement contemplating the dissolution of the Company (which along with any transactions set forth in (a) hereof shall be an “Extraordinary Transaction”), then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the completion of any Extraordinary Transaction shall receive, such Shares or Other Securities and property (including cash) to which such holder would have been entitled in any Extraordinary Transaction as if such holder had so exercised this Warrant, immediately prior thereto, if the holder exercises the Warrant as set forth above.

Upon any Extraordinary Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the securities, Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, any Extraordinary Transaction and shall be binding upon the party or parties to the Extraordinary Transaction and their successors, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 7.

5.2. Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

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5.3. Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, “Fair Market Value” shall equal the average closing trading price of the Common Stock on the Principal Market for the five (5) Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors and the Holder. If the Fair Market Value of the Common Stock cannot be determined by the Company’s Board of Directors and the Holder after five (5) business days, such determination shall be made by a third party appraisal firm mutually agreeable by the Board of Directors and the Holder, at the expense of the Company (the “Independent Appraiser”). The fair market value as determined by the Independent Appraiser shall be final. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

5.4 Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

6. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

7. Notices of Record Date, etc.

In the event of:

7.1. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

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7.2. any merger, consolidation or capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company any other person, or

7.3. any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or Other Securities) shall be entitled to exchange their Shares (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken.

8. Transfers.

8.1. The Warrant and the Warrant Shares are not transferable, in whole or in part, without compliance with the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws.

8.2. Subject to subsection 8.1, this Warrant, or any portion hereof, may be transferred by the Holder’s execution and delivery of the form of assignment attached hereto along with this Warrant. Any transferee shall be required, as a condition to the assignment, to deliver all such documentation as the Company deems appropriate. However, until such assignment and such other documentation are presented to the Company at its principal offices in the United States, the Company shall be entitled to treat the registered holder hereof as the absolute owner hereof for all purposes.

8.3. Upon a transfer of this Warrant in accordance with this Section 8, the Company, at its expense, will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the Shares called for on the face or faces of the Warrant or Warrants so surrendered. If this Warrant is divided into more than one Warrant, or if there is more than one Holder thereof, all references herein to “this Warrant” shall be deemed to apply to the several Warrants, and all references to “the Holder” shall be deemed to apply to the several Holders, except in either case to the extent that the context indicates otherwise.

9. Replacement of Warrants.

9.1. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

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10. Notices.

10.1. All notices required hereunder shall be deemed to have been given and shall be effective only when personally delivered or sent by Federal Express, UPS or other express delivery service or by certified or registered mail to the address of the Company’s principal office in the United States as follows:

NanoFlex Power Corporation

17207 N. Perimeter Dr., Suite 210,

Scottsdale, AZ 85255

in the case of any notice to the Company, and until changed by notice to the Company, to the address of the Holder set forth above in the case of any notice to the Holder.

11. Miscellaneous.

11.1. This Warrant and any term hereof may be changed, waived, discharged or terminated, other than on expiration, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

NANOFLEX POWER CORPORATION

By:
Dean L. Ledger,
Chief Executive Officer

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FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

TO NANOFLEX POWER CORPORATION:

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant, as follows:

_______	__________ shares of Common Stock pursuant to the terms of the Warrant, and tenders herewith payment in cash of the Exercise Price for the Warrant Shares in full, together with all applicable transfer taxes, if any.

_______	Cashless Exercise with respect to the Net Number of shares of Common Stock.

The undersigned hereby represents and warrants that the representations and warranties in Section 2 of the Subscription Agreement, are true and correct as of the date hereof.

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

___________________________

___________________________

HOLDER:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

(Address)

Dated as of: __________ _____, 201_

Name in which shares should be registered:      __________________________________________

Address at which shares should be registered: ________________________________________

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FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________________________ whose address is ________________________________________________________the right represented by the attached Warrant to purchase _____________ Shares (as defined in the Warrant Agreement governing the attached Warrant) to which the within Warrant relates, and appoints __________________________ Attorney to transfer such right on the books of ____________________________ with full power of substitution in the premises.

Dated: ___________________________

(Signature must conform in all respects to name
of holder as specified on the face of the Warrant)

(Address)

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE UPON CONVERSION HEREOF OR UPON EXCHANGE HEREUNDER (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

CONVERTIBLE PROMISSORY NOTE

Issuance Date: ___________	US $_________

FOR VALUE RECEIVED, NanoFlex Power Corporation, a Florida Corporation (the “Company) located at 17207 N. Perimeter Dr., Suite 210, Scottsdale, AZ 85255, hereby promises to pay to the order of [_______________], or their successors or assigns (the “Holder”), the principal amount of ________________________ United States Dollars (US$_______________) on or prior to one (1) year after the issuance of this Note (the “Maturity Date”), in accordance with the terms hereof. This Convertible Promissory Note (this note, and all notifications, extensions, future advances, supplements, and renewals thereof, and any substitutions therefor, hereinafter referred to as the “Note” together with other notes that are issued pursuant to the Subscription Agreement, the “Notes”) was issued pursuant to the Note Subscription Agreement, executed on ___________ (the “Subscription Agreement”), entered into by and between the Company and the Holder. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

1. Payments of Principal and Interest.

(a) Payment of Principal. The principal amount of this Note shall be paid to the Holder on or prior to the Maturity Date.

(b) Payment of Interest. Interest under this Note shall be 8% per annum. Interest shall be payable on the Maturity Date or such earlier date of prepayment of the Note, in cash or in Common Stock, at the election of the Holder.

(c) General Payment Provisions. So long as a Holder or any of its nominees shall be the holder of any Note, and notwithstanding anything contained elsewhere in this Note to the contrary, all sums of principal, interest or otherwise becoming due on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company no later than 4:00 p.m. New York time, on the date such payment is due, without the presentation or surrender of such Note or the making of any notation thereon. Any payment made after 4:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Holder and to each other Person holding this Note. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

Initials _______

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(d) Optional Prepayment. At any time prior to the Maturity Date, the Company may pre-pay this Note without penalty and, upon such prepayment in full, the Holder shall have no further rights under this Note, including no rights of conversion.

2. Conversion of Note.

(a) Automatic Conversion. In the event that a Qualified Financing (as defined below) is consummated by the Company, any and all outstanding principal and accrued but unpaid interest of this Note shall automatically convert (the “Automatic Conversion”) into an investment in the Qualified Financing in the amount equal to the outstanding principal and accrued but unpaid interest of this Note, at a fifteen percent (15%) discount. For purposes of this Section, the term “Qualified Financing” is defined as an offering of the Company’s securities (the “Qualified Securities”) generating gross proceeds of not less than $4,000,000.

(b) Optional Conversion. The Holder shall have the right from time to time, and at any time and as long as there remains outstanding principal or interest of this Note, to convert all or any portion of the outstanding and unpaid principal and interest of this Note, (the “Optional Conversion”), at a 15% discount to the volume weighted average trading price of the Common Stock for the 20 trading days prior to the Maturity Date (the “Optional Conversion Price”), into fully paid and non-assessable shares of the Company’s $.0001 par value per share common stock (the “Common Stock” and such Common Stock issued upon an Optional Conversion shall be referred to herein as the “Optional Conversion Securities”). If there is an Optional Conversion, then the number of shares of Common Stock to be issued as a result of the conversion of the Note is entitled to purchase shall be calculated by dividing: (x) all or any portion of the outstanding and unpaid principal and interest of this Note, by (y) the Optional Conversion Price.

(c) Mechanics of Holders Conversion. For the purposes of the remaining sections of this Note, the Optional Conversion Securities issuable upon an Optional Conversion and the Qualified Securities issuable upon an Automatic Conversion shall be interchangeably referred to herein as the “Conversion Securities.” The conversion of this Note shall be conducted in the following manner:

(i) Except as otherwise expressly provided herein, the conversion of this Note, under Section 2(a) above, in the event of a Qualified Financing, shall be deemed to have been effected on the date of the closing Qualified Financing and once this Note has been surrendered, for conversion at the principal office of the Company. If the holder elects to convert all or any portion of this Note pursuant to Section 2(b) hereof, the holder may do so by (A) submitting to the Company a Notice of Conversion in the form of Exhibit A (by facsimile, e-mail or other reasonable means of communication dispatched on the conversion date prior to 6:00 p.m., New York, New York time) and (B) surrendering this Note at the principal office of the Company. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted.  The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal and interest of this Note represented by this Note may be less than the amount stated on the face hereof. At such time as such conversion has been effected, the rights of the Holder of this Note as the Holder of such Note shall cease (with respect to the amount so converted), and the Person or Persons in whose name or names any certificate or certificates for the Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby.

Initials _______

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(ii) As soon as possible after the conversion has been effected, the Company or acquirer shall deliver to the converting holder a certificate or certificates representing the Conversion Securities issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iii) No fraction of shares or scrip representing fractions of shares will be issued on conversion. Upon any conversion of the entire outstanding principal of and interest on this Note, the number of shares or other securities issuable shall be rounded up to the nearest whole number.

(iv) The issuance of certificates for Conversion Securities upon conversion of this Note shall be made without charge to the holder hereof in respect thereof or other cost incurred by the Company or acquirer in connection with such conversion and the related issuance of Conversion Securities.

(v) Neither the Company nor acquirer shall close its books against the transfer of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

(vi) The Company or its acquirer shall at all times reserve and keep available out of its authorized but unissued shares of the common stock, solely for the purpose of issuance upon conversion hereunder, such number of shares of other type of capital securities of the Company or its acquirer issuable upon conversion. All Conversion Securities which are so issuable shall, when issued, be duly authorized and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company or its acquirer shall take all such actions as may be necessary to assure that all such Conversion Securities may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock are quoted.

Initials _______

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3. Adjustment to the Conversion Price.

(a) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding, there shall be any sale, conveyance or disposition of all or substantially all of the assets of the Company, the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Company with or into any other Person or Persons when the Company is not the survivor, or, merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the conversion price and of the number of units of Conversion Securities issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. For the purposes of this Section 3(a), the term “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

4. Transfer, Exchange and Replacement.

(a) Transfer. This Note has not been and is not being registered under the provisions of the Act or any state securities laws and this Note may not be transferred prior to the end of the holding period applicable to sales under Rule 144 unless in accordance with applicable law and unless (1) the transferee is an “accredited investor” (as defined in Regulation D under the Securities Act) and (2) the holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee, and that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing. Upon surrender of any Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Note and otherwise of like tenor; provided that this Note may not be transferred by Holder to any Person other than Holder’s affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Notes shall be made without charge to the holder(s) of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each holder of the Note shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Note as the holder of the Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Note on its register.

(b) Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount and interest into Common Stock.

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5. Defaults and Remedies.

(a) Events of Default. An “Event of Default” means any of the following events which is not cured within 10 business days (the “Cure Period”):

(i) failure by the Company to pay any principal amount or interest due hereunder within thirty (30) days of the date such payment is due;

(ii) the Company shall:

(1) make a general assignment for the benefit of its creditors;

(2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties;

(3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;

(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation;

(5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or

(6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

(iii) any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days;

(iv) any material breach by the Company of any of its representations or warranties under the Subscription Agreement; or

(v) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Note or the Subscription Agreement which is not cured by the Company within the Cure Period after receipt of written notice thereof.

(b) Remedies. Holder of the Note at its option may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Note immediately due and payable; provided, however, that this Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (ii) of Section 5(a) above.

6. Amendment and Waiver. The provisions of this Note may not be modified, amended or waived, without a written amendment executed by the Company and holders of the Notes consisting of a majority of the outstanding principal amount.

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7. Voting Rights. Upon Conversion into the Common Stock the Holder shall have the voting rights applicable to the Common Stock consistent with the Company’s Articles of Incorporation and By-laws.

8. Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

9. Cancellation. After all principal owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

10. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

11. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Florida, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.

The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity.

13. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

14. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

15. Notice. Notice shall be given to each party at the address indicated in the preamble hereto or at such other address as provided to the other party in writing.

[-Signature Page Follows-]

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and as of the Issuance Date.

NanoFlex Power Corporation

By:
Name:	Dean L. Ledger
Title:	Chief Executive Officer

[-Signature Page to Convertible Promissory Note-]

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EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_____________ principal amount of the Note (defined below) into that number of shares of Common Stock (“Common Stock”) to be issued pursuant to the conversion of the Note as set forth below, of NanoFlex Power Corporation, a Florida corporation (the “Company”) according to the conditions of the convertible promissory note of the Company dated as of __________ (the “Note”), as of the date written below.  No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

___________________________

___________________________

___________________________

Date of Conversion:	______________________
Applicable Conversion Price:	______________________
Number of Shares of Common Stock to be issued pursuant to Conversion of the Note:	______________________
Amount of Principal due remaining under the Note after this conversion:	______________________

HOLDER

By:
Name:
Title:
Date: